Exhibit 10.8

TERMINATION AGREEMENT

This TERMINATION AGREEMENT, dated as of March 11, 2025 (this “Agreement”), by and between International Media Acquisition Corp., a Delaware corporation (the “Company”), and Vishwas Joshi (“Indemnitee”, together with Company, the “Parties”).

WHEREAS, the parties hereto are parties to the Indemnity Agreement dated as of July 28, 2021 (the “Indemnity Agreement”);

WHEREAS the parties hereto have mutually agreed to terminate the Indemnity Agreement, in each case pursuant to the terms thereof and this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Indemnitee and the Company hereby agree as follows (all capitalized terms not defined herein shall have the meanings specified in the Indemnity Agreement):

1. Termination. The parties hereby agree to terminate the Indemnity Agreement pursuant to Section 17 thereof. Effective as of the date hereof (the “Termination Date”), the Indemnity Agreement shall terminate and be of no further force and effect. Notwithstanding any provision of the Indemnity Agreement to the contrary, neither party shall have any further obligations thereunder or with respect thereto, except as specifically set forth herein.

2. The Indemnitee expressly waives any and all rights and privileges conferred upon him under the Indemnification Agreement, as well as any similar agreements or provisions providing for similar rights, whether contained in the certificate of incorporation, DCGL, or any other applicable agreement or document. Furthermore, the Officer acknowledges that the Company is released from any and all obligations that the Company may have had under the Indemnification Agreement, the certificate of incorporation, or DCGL pertaining to the indemnification of the Officer. This clause shall be effective upon execution by both parties and shall supersede any conflicting provisions in any prior agreements or understandings between the officer and the Company.

3. Effect of Termination. Effective as of the Termination Date, neither the Indemnitee on the one hand, nor the Company (or its Affiliates or its directors, officers, employees, agents or other representatives), on the other hand, shall have any liability or obligation to each other under the Indemnity Agreement.

4. Releases. Effective as of the Termination Date, each of the parties hereto, on its own behalf and on behalf of its principals, agents, Affiliates, successors, assigns, heirs, representatives, and attorneys, hereby irrevocably, fully and unconditionally releases and forever discharges the other party and each of its past or present directors, officers, employees, attorneys, principals, agents, Affiliates, successors, assigns, heirs, representatives, and insurers, from and against any and all present and future claims, counterclaims, demands, actions, suits, causes of action, damages, controversies and liabilities, including, without limitation, any costs, expenses, bills, penalties or attorneys’ fees, whether known or unknown, contingent or absolute, foreseen or unforeseen, and whether in law, equity or otherwise, that could have been asserted in any court or forum and relating in any way to any conduct, occurrence, activity, expenditure, promise or negotiation arising from or relating to the Indemnity Agreement including the performance thereof and further payment obligations of any kind in connection therewith.

5. Non-disparagement; Public Announcement. The Parties agree that they shall not engage in any form of disparagement, whether oral, written, or through any other medium, that may negatively impact the reputation, goodwill, or business interests of the other party, its affiliates, employees, officers, or directors.

6. Understanding. This Agreement is a legally binding document and Indemnitee’s signature will commit Indemnitee to its terms. Indemnitee acknowledges that he/she has carefully read and fully understands all of the provisions of this Agreement and that Indemnitee is voluntarily entering into this Agreement. Indemnitee acknowledges that the covenants and obligations contained in the Confidentiality Agreement, including without limitation confidentiality obligations, shall remain in full force and effect following the execution of this Agreement. Indemnitee acknowledges that as of the Resignation Date, Indemnitee shall no longer be covered as an insured under the D&O Insurance or any other insurance policies of the Company.

7. Waiver of Claims to Trust Account. Notwithstanding anything to the contrary contained herein, Indemnitee hereby agrees that he or she does not have any right, title, interest or claim of any kind (each, a “Claim”) in or to any monies in the trust account established in connection with the Company’s initial public offering for the benefit of the Company and holders of shares issued in such offering, and hereby waives any Claim he or she may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against such trust account for any reason whatsoever. For purposes of clarity, Indemnitee acknowledges and agrees that no monies held in the Trust Account may be used to indemnify Indemnitee for any purpose whatsoever.

8. Due Authorization. Each party hereto hereby represents and warrants that the signature to this Agreement has been duly authorized by all necessary corporate action on its part and that the officer executing this Agreement on its behalf has the authority to execute the same and to bind it to the terms and conditions of this Agreement.

9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

11. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement nor shall any waiver constitute a continuing waiver.

12. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) if delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) if mailed by certified or registered mail with postage prepaid, on the third (3rd) business day after the date on which it is so mailed:

(a)	If to Indemnitee, at the address indicated on the signature page of this Agreement, or such other address as Indemnitee shall provide in writing to the Company.

(b)	If to the Company, to:

International Media Acquisition Corp.
1604 US Highway 130

North Brunswick, NJ 08902
Attn: ___________________

or to any other address as may have been furnished to Indemnitee in writing by the Company

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

International Media Acquisition Corp

/s/ Shibasish Sarkar
Name:	Shibasish Sarkar
Title:	CEO

Indemnitee

/s/ Vishwas Joshi
Name:	Vishwas Joshi
Address:

 3